Exhibit 10.15


                          REAL ESTATE PURCHASE CONTRACT

This is a legally binding contract. Utah law requires real estate licensees to use this form. Buyer and Seller, however, may agree to alter or delete its provisions or to use a different form. If you desire legal or tax advice, consult your attorney or tax advisor.

                              EARNEST MONEY RECEIPT

Buyer The Murdock Group Career Satisfaction Corporation offers to purchase the Property described below and hereby delivers to the Brokerage, as Earnest Money, the amount of $ 0 in the form of _____________ which, upon Acceptance of this offer by all parties (as defined in Section 23), shall be deposited in accordance with state law.

Received by:                       on                                     (Date)
            -----------------------   ------------------------------------
Brokerage:                                 Phone Number
            --------------------------                 -------------------------


                                OFFER TO PURCHASE

1. PROPERTY: 300 Acres near Fairview  also described as:              City of
             ------------------------                   --------------
                         County of               State of Utah (the "Property").
-------------------------         --------------

1.1 Included Items. Unless excluded herein, this sale includes the following items if presently attached to the Property: plumbing, heating, air conditioning fixtures and equipment; ceiling fans; water heater; built-in appliances; light fixtures and bulbs; bathroom fixtures; curtains, draperies and rods; window and door screens; storm doors and windows; window blinds; awnings; installed television antenna; satellite dishes and system; permanently affixed carpets; automatic garage door opener and accompanying transmitter(s)'. fencing; and trees and shrubs. The following items shall also be included in this sale and conveyed under separate Bill of Sale with warranties as to title:
--------------------------------------------------------------------------------

1.2  Excluded  Items.  The  following  items  are  excluded  from this  sale:

--------------------------------------------------------------------------------

1.3 Water Rights. The following water rights are included in this sale: All historically used with the ground.

1.4 Survey. (Check applicable boxes): A survey map of the Property certified by a licensed surveyor [ ] WILL [ ] WILL NOT be prepared. The Property corners [ ] WILL [ ] WILL NOT be marked by survey stakes set by a licensed surveyor or engineering company. The cost of the applicable items checked above will be: [ ] paid by Buyer [ ] paid by Seller [ ] shared equally by Buyer and Seller [ ] Other (specify) For additional terms, see attached Survey Addendum if applicable.

2. PURCHASE PRICE.  The Purchase Price for the Property is $135,000

2.1 Method of Payment.  The Purchase Price will be paid as follows:

$       0             (a) Earnest Money Deposit.  Under certain conditions
-------------------   described in this Contract, THIS DEPOSIT MAY BECOME
                      TOTALLY NON-REFUNDABLE.

$       0             (b) New Loan. Buyer agrees to apply for a new loan as
-------------------   provided in Section 2~3. Buyer will apply for one
                      or more of the following loans:
                      [ ] CONVENTIONAL [ ] FHA [ I VA  [ I OTHER
                      (specify)_________________________________________________
                      If an FHAWA loan applies,  see  attached  FHANA  Loan
                      Addendum If the loan is to include any particular terms, then check below and give details: [ ] SPECIFIC LOAN
                      TERMS ____________________________________________________

$       0             (c) Loan  Assumption  (see attached  Assumption  Addendum
-------------------   if applicable)

$       0             (d) Seller  Financing  (see  attached  Seller  Financing
-------------------   Addendum  if  applicable)

$  73,800             (e)  Other  (specify)  See  Addendum  #1.
--------------------

$ 61,200              (f) Balance of Purchase Price in Cash at Settlement,
--------------------

$ 135,000             PURCHASE PRICE. Total of lines (a) through (f)
--------------------

2.2 Financing Condition. (check applicable box)

(a) [ ] Buyer's obligation to purchase the Property IS conditioned upon Buyer qualifying for the applicable loan(s) referenced in Section 2.1(b) or (c) (the "Loan"). This condition is referred to as the "Financing Condition."

(b) [X ] Buyer's obligation to purchase the Property IS NOT conditioned upon Buyer qualifying for a loan. Section 2.3 does not apply.

2.3  Application for Loan.

(a) Buyer's duties. No later than the Application Deadline referenced in Section 24(a), Buyer shall apply for the Loan. "Loan Application"occurs only when Buyer has: (i) completed, signed, and delivered to the lender (the "Lender") the initial loan application and documentation required by the Lender; and (ii) paid all loan application fees as required by the Lender. Buyer agrees to diligently work to obtain the Loan. Buyer will promptly provide the Lender with any additional documentation as required by the Lender.

(b) Procedure if Loan Application is denied. If Buyer receives written notice from the Lender that the Lender does not approve the Loan (a "Loan Denial"), Buyer shall, no later than three calendar days thereafter, provide a copy to Seller. Buyer or Seller may, within three calendar days after Seller=s receipt of such notice, cancel this Contract by providing written notice to the other party. In the event of a cancellation under this Section 2.3(b): (i) if the Loan Denial was received by Buyer on or before the Earnest Money Forfeiture Deadline referenced in Section 24(d), the Earnest Money Deposit shall be returned to Buyer; (ii) if the Loan Denial was received by Buyer after the Earnest Money Forfeiture Deadline, Buyer agrees to forfeit, and Seller agrees to accept as Seller's exclusive remedy, the Earnest Money as liquidated damages. A failure to cancel as provided in this Section 2.3(b) shall have no effect on the Financing Condition set forth in Section 2.2(a). Cancellation pursuant to the provisions of any other section of this Contract shall be governed by such other provisions.

2.4 Appraisal of Property. Buyer's obligation to purchase the Property [ ] IS [X ] IS NOT conditioned upon the Property appraising for not less than the Purchase Price. If the appraisal condition applies and the Property appraises for less than the Purchase Price, Buyer may cancel this Contract by providing written notice to Seller no later than three calendar days after Buyer's receipt of notice of the appraised value. In the event of such cancellation, the Earnest Money Deposit shall be released to Buyer, regardless of whether such cancellation is before or after the Earnest Money Forfeiture Deadline. A failure to cancel as provided in this Section 2.4 shall be deemed a waiver of the appraisal condition by Buyer.

3. SETTLEMENT AND CLOSING. Settlement shall take place on or before the Settlement Deadline referenced in Section 24(e). A Settlement" shall occur only when all of the following have been completed: (a) Buyer and Seller have signed and delivered to each other or to the escrow/closing office all documents required by this Contract, by the Lender, by written escrow instructions or by applicable law; (b) any monies required to be paid by Buyer under these documents (except for the proceeds of any new loan) have been delivered by Buyer to Seller or to the escrow/closing office in the form of collected or cleared funds; and (c) any monies required to be paid by Seller under these documents have been delivered by Seller to Buyer or to the escrow/closing office in the form of collected or cleared funds. Seller and Buyer shall each pay one-half (1/2) of the fee charged by the escrow/closing office for its services in the settlement/closing process. Taxes and assessments for the current year, rents, and interest on assumed obligations shall be prorated at Settlement as set forth in this Section. Tenant deposits (including, but not limited to, security deposits, cleaning deposits and prepaid rents) shall be paid or credited by Seller to Buyer at Settlement. Prorations set forth in this Section shall be made as of the Settlement Deadline date referenced in Section 24(e), unless otherwise agreed to in writing by the parties. Such writing could include the settlement statement. The transaction will be considered closed when Settlement has been completed, and when all of the following have been completed: (i) the proceeds of any new loan have been delivered by the Lender to Seller or to the escrow/closing office; and (ii) the applicable Closing documents have been recorded in the office of the county recorder. The actions described in parts
(i) and (ii) of the preceding sentence shall be completed within four calendar days of Settlement.

4. POSSESSION.  Seller shall deliver physical possession to Buyer within: [ ] ___ hours [X ] 2 days after Closing; [ ] Other (specify)
                                                                           .
5. CONFIRMATION OF AGENCY DISCLOSURE. At the signing of this Contract:
        [ ] Seller's Initials             [/s/] Buyer's Initials

The Listing Agent,_______________, represents [ ] Seller, [ ] Buyer [ ] both Buyer and Seller as a Limited Agent

The Selling Agent, _______________, represents [ ]Seller [ ] Buyer [ ] both Buyer and Seller as a Limited Agent;

The Listing Broker,         0        ,  represents [ ]Seller [ ] Buyer [ ] both
                    -----------------
Buyer and Seller as a Limited Agent;

The Selling Broker,   _______________, represents [ ] Seller [  ] Buyer [ ] both
Buyer and Seller as a Limited Agent;

6. TITLE INSURANCE. At Settlement, Buyer agrees to pay for a standard-coverage owner's policy of title insurance insuring Buyer in the amount of the Purchase Price.

7. SELLER DISCLOSURES. No later than the Seller Disclosure Deadline referenced in Section 24(b), Seller shall provide to Buyer the following documents which are collectively referred to as the "Seller Disclosures":

(a) a Seller property condition disclosure for the Property, signed and dated by Seller;

(b) a commitment for the policy of title insurance;

(c) a copy of any leases affecting the  Property not expiring  prior to Closing;

(d) written notice of any claims and/or conditions known to Seller relating to environmental problems and building or zoning code violations; and

(e) Other (specify)___________________ .

8. BUYER'S RIGHT TO CANCEL BASED ON EVALUATIONS AND INSPECTIONS. Buyer's obligation to purchase under this Contract (check applicable boxes):

[ ] IS [ ] IS NOT conditioned upon Buyer's approval of the content of all the Seller Disclosures referenced in Section 7;

[ ] IS [ ] IS NOT conditioned upon Buyer's approval of a physical condition inspection of the Property;

[ ] IS [ ] IS NOT conditioned upon Buyer's approval of the following tests and evaluations of the Property: (specify)

If any of the above items are checked in the affirmative, then Sections 8.1, 8.2, 8.3 and 8.4 apply; otherwise, they do not apply. The items checked in the affirmative above are collectively referred to as the "Evaluations & Inspections." Unless otherwise provided in this Contract, the Evaluations & Inspections shall be paid for by Buyer and shall be conducted by individuals or entities of Buyer's choice. Seller agrees to cooperate with the Evaluations & Inspections and with the walk-through inspection under Section 11.

8.1 Period for Completion and Review of Evaluations and Inspections. No later than the Buyer Cancellation Deadline referenced in Section 24(c) Buyer shall:
(a) complete all Evaluations & Inspections; and (b) determine if the Evaluations & Inspections are acceptable to Buyer.

8.2 Right to Cancel or Object. If Buyer determines that the Evaluations & Inspections are unacceptable, Buyer may, no later than the Buyer Cancellation Deadline, either: (a) cancel this Contract by providing written notice to Seller, whereupon the Earnest Money Deposit shall be released to Buyer; or (b) provide Seller with written notice of objections.

8.3 Failure to Respond. If by the expiration of the Buyer Cancellation Deadline, Buyer does not: (a) cancel this Contract as provided in Section 8.2, or (b) deliver a written objection to Seller regarding the Evaluations & Inspections, the Evaluations & Inspections shall be deemed approved by Buyer.

8.4 Response by Seller. If Buyer provides written objections to Seller, Buyer and Seller shall have seven calendar days after Seller's receipt of Buyer's objections (the "Response Period") in which to agree in writing upon the manner of resolving Buyer's objections. Seller may, but shall not be required to, resolve Buyer's objections. if Buyer and Seller have not agreed in writing upon the manner of resolving Buyer's objections, Buyer may cancel this Contract by providing written notice to Seller no later than three calendar days after expiration of the Response Period; whereupon the Earnest Money Deposit shall be released to Buyer, regardless of whether such cancellation is before or after the Earnest Money Forfeiture Deadline. If this Contract is not canceled by Buyer under this Section 8.4, Buyer's objections shall be deemed waived by Buyer. This waiver shall not affect those items warranted in Section 10.

9. ADDITIONAL TERMS. There [ X] ARE [ ] ARE NOT addenda to this Contract containing additional terms. If there are, the terms of the following addenda are incorporated into this Contract by this reference: [X ] Addendum No. 1 [ ] Survey Addendum [ ] Seller Financing Addendum [ ] FHA/VA Loan Addendum [ ] Assumption Addendum [ ] Lead-Based Paint Addendum (in some transactions this addendum is required by law) [ ] Other (specify)____________.

10. SELLER WARRANTIES & REPRESENTATIONS.

10.1 Condition of Title. Seller represents that Seller has fee title to the Property and will convey good and marketable title to Buyer at Closing by general warranty deed, unless the sale is being made pursuant to a real estate contract which provides for title to pass at a later date. In that case, title will be conveyed in accordance with the provisions of that contract. Buyer agrees, however, to accept title to the Property subject to the following matters of record.. easements, deed restrictions, CC&R's (meaning covenants, conditions and restrictions), and rights-of-way; and subject to the contents of the Commitment for Title Insurance as agreed to by Buyer under Section 8. Buyer also agrees to take the Property subject to existing leases affecting the Property and not expiring prior to Closing Buyer agrees to be responsible for taxes, assessments, homeowners association dues, utilities, and other services provided to the Property after Closing. Except for any loan(s) specifically assumed by Buyer under Section 2.1(c), Seller will cause to be paid off by Closing all mortgages, trust deeds, judgments, mechanic's liens, tax liens and warrants. Seller will cause to be paid current by Closing all assessments and homeowners association dues.

10.2 Condition of Property. Seller warrants that the Property will be in the following condition ON THE DATE SELLER DELIVERS PHYSICAL POSSESSION TO BUYER:

(a) the Property shall be broom-clean and free of debris and personal belongings. Any Seller or tenant moving-related damage to the Property shall be repaired at Seller's expense;

(b) the heating, cooling, electrical, plumbing and sprinkler systems and fixtures, and the appliances and fireplaces will be in working order and fit for their intended purposes;

(c) the roof and foundation shall be free of leaks known to Seller;

(d) any private well or septic tank serving the Property shall have applicable permits, and shall be in working order and fit for its intended purpose; and

(e) the Property and improvements, including the landscaping, will be in the same general condition as they were on the date of Acceptance.

11. WALK-THROUGH INSPECTION. Before Settlement, Buyer may, upon reasonable notice and at a reasonable time, conduct a "walk-through" inspection of the Property to determine only that the Property is "as represented," meaning that the items referenced in Sections 1.1, 8.4 and 10.2 ("the items") are respectively present, repaired/changed as agreed, and in the warranted condition. If the items are not as represented, Seller will, prior to Settlement, replace, correct or repair the items or, with the consent of Buyer (and Lender if applicable), escrow an amount at Settlement to provide for the same. The failure to conduct a walk-through inspection, or to claim that an item is not as represented, shall not constitute a waiver by Buyer of the right to receive, on the date of possession, the items as represented.

12. CHANGES DURING TRANSACTION. Seller agrees that from the date of Acceptance until the date of Closing, none of the following shall occur without the prior written consent of Buyer: (a) no changes in any existing leases shall be made;
(b) no new leases shall be entered into; (c) no substantial alterations or improvements to the Property shall be made or undertaken; and (d) no further financial encumbrances to the Property shall be made.

13. AUTHORITY OF SIGNERS. If Buyer or Seller is a corporation, partnership, trust, estate, limited liability company, or other entity, the person executing this Contract on its behalf warrants his or her authority to do so and to bind Buyer and Seller.

14. COMPLETE CONTRACT. This Contract together with its addenda, any attached exhibits, and Seller Disclosures, constitutes the entire Contract between the parties and supersedes and replaces any and all prior negotiations, representations, warranties, understandings or contracts between the parties. This Contract cannot be changed except by written agreement of the parties.

15. DISPUTE RESOLUTION. The parties agree that any dispute, arising prior to or after Closing, related to this Contract [ ] SHALL [X ] MAY (upon mutual agreement of the parties) first be submitted to mediation. If the parties agree to mediation, the dispute shall be submitted to mediation through a mediation provider mutually agreed upon by the parties. Each party agrees to bear its own costs of mediation. If mediation fails, the other procedures and remedies available under this Contract shall apply. Nothing in this Section 15 shall prohibit any party from seeking emergency equitable relief pending mediation.

16. DEFAULT. If Buyer defaults, Seller may elect either to retain the Earnest Money Deposit as liquidated damages, or to return it and sue Buyer to specifically enforce this Contract or pursue other remedies available at law. If Seller defaults, in addition to return of the Earnest Money Deposit, Buyer may elect either to accept from Seller a sum equal to the Earnest Money Deposit as liquidated damages, or may sue Seller to specifically enforce this Contract or pursue other remedies available at law. If Buyer elects to accept liquidated damages, Seller agrees to pay the liquidated damages to Buyer upon demand. It is agreed that denial of a Loan Application made by the Buyer is not a default and is governed by Section 2.3(b).

17. ATTORNEY FEES AND COSTS.

17.1 In Actions to Enforce this Contract. In the event of litigation or binding arbitration to enforce this Contract, the prevailing party shall be entitled to costs and reasonable attorney fees. Attorney fees shall not be awarded for participation in mediation under Section 15.

17.2 In Interpleader Actions. If a principal broker holding the Earnest Money Deposit is required by law to file an interpleader action in court to resolve a dispute over that Deposit, Buyer and Seller authorize that principal broker to draw from that Deposit an amount necessary to advance the court costs needed to bring that interpleader action. The amount of the Deposit remaining after advancing those costs shall be interpleaded into court. Buyer and Seller further agree that whichever of them is found to be in default may be ordered to pay any reasonable attorney fees, or additional court costs, incurred by the principal broker in bringing the action, unless the court finds that there was fault on the part of the principal broker or his or her agent that would make such an award of attorney fees and costs unjust.

18. NOTICES. Except as provided in Section 23, all notices required under this Contract must be: (a) in writing; (b) signed by the party giving notice; and (c) received by the other party or the other party's agent no later than the applicable date referenced in this Contract.

19. ABROGATION. Except for the provisions of Sections 15 and 17.1 and express warranties made in this Contract, the provisions of this Contract shall not apply after Closing.

20. RISK OF LOSS. All risk of loss to the Property not caused by Seller or Buyer, including physical damage or destruction to the Property or its improvements due to any cause except ordinary wear and tear and loss caused by a taking in eminent domain, shall be borne by Seller until Seller delivers possession of the Property to Buyer.

21. TIME IS OF THE ESSENCE. Time is of the essence regarding the dates set forth in this Contract. Extensions must be agreed to in writing by all parties. Unless otherwise explicitly stated in this Contract: (a) performance under each Section of this Contract which references a date shall absolutely be required by 5:00 PM Mountain Time on the stated date; and (b) the term "days" shall mean calendar days and shall be counted beginning on the day following the event which triggers the timing requirement (i.e., Acceptance, receipt of the Seller Disclosures, etc.). Performance dates and times referenced herein shall not be binding upon title companies. lenders, appraisers and others not parties to this Contract, except as otherwise agreed to in writing by such non-party.

22. FAX TRANSMISSION AND COUNTERPARTS. Facsimile (fax) transmission of a signed copy of this Contract, any addenda and counteroffers, and the retransmission of any signed fax shall be the same as delivery of an original. This Contract and any addenda and counteroffers may be executed in counterparts.

23. ACCEPTANCE. "Acceptance" occurs when Seller or Buyer, responding to an offer or counteroffer of the other: (a) signs the offer or counteroffer where noted to indicate acceptance; and (b) communicates to the other party or to the other party's agent that the offer or counteroffer has been signed as required.

24. CONTRACT DEADLINES. Buyer and Seller agree that the following deadlines shall apply to this Contract:

(a) Application  Deadline               0         (Date)

(b) Seller  Disclosure  Deadline        0         (Date)

(c) Evaluation & Inspections Deadline   0         (Date)

(e) Settlement  Deadline                1-17-2000 (Date)

25. OFFER AND TIME FOR ACCEPTANCE.  Buyer offers to purchase the Property on the above terms and conditions. If Seller does not accept this offer by: 5:00
[ ] AM [ X] PM Mountain Time on December 21, 1999 (Date), this offer shall lapse; and the Brokerage shall return the Earnest Money Deposit to Buyer.
/s/                    1/10/2000
---------------------------------      -----------------------------------------
(Buyer's Signature)  (Offer Date)       (Buyer's Signature)         (Offer Date)

         The later of the above Offer Dates shall be referred to as the
                             "Offer Reference Date"


--------------------------------------------------------------------------------
 (Buyers' Names) (PLEASE PRINT)            (Notice Address)              (Phone)

                        ACCEPTANCE/COUNTEROFFER/REJECTION

CHECK ONE:

[ ] ACCEPTANCE OF OFFER TO PURCHASE: Seller Accepts the foregoing offer on the terms and conditions specified above.

[ ] COUNTEROFFER: Seller presents for Buyer's Acceptance the terms of Buyer's offer subject to the exceptions or modifications as specified in the attached ADDENDUM NO.
            -----------.

-------------------------------------       ------------------------------------
(Seller's Signature)    (Date) (Time)       (Seller's Signature)   (Date) (Time)

--------------------------------------------------------------------------------
(Sellers' Names) (PLEASE PRINT)    (Notice Address)                   (Phone)

[ ] REJECTION: Seller Rejects the foregoing offer.

--------------------------------------------------------------------------------
(Seller's Signature)     (Date) (Time)     (Seller's Signature)    (Date) (Time)

                        *********************************

                                DOCUMENT RECEIPT

State law requires Broker to furnish Buyer and Seller with copies of this Contract bearing all signatures. (Fill in applicable section below.)

A. I acknowledge receipt of a final copy of the foregoing Contract bearing all signatures.

-------------------------------------       ------------------------------------
(Buyer's Signature)         (Date)          (Signature)                  (Date)

-------------------------------------       ------------------------------------
(Seller's Signature)        (Date)          (Seller's Signature)         (Date)

B. I personally caused a final copy of the foregoing Contract bearing all signatures to be [ ] faxed [ ] mailed [ ] hand delivered on______________ (Date) postage prepaid, to the [ ] Seller [ ] Buyer.

Sent/Delivered by (specify) ______________________________________________

THIS FORM APPROVED BY THE UTAH REAL ESTATE COMMISSION AND THE OFFICE OF THE UTAH ATTORNEY GENERAL EFFECTIVE JUNE 12, 19g6. IT REPLACES AND SUPERSEDES ALL PREVIOUSLY APPROVED VERSIONS OF THIS FORM.

                             REALTOR ADDENDUM NO. 1

                                       TO

                       REAL ESTATE PURCHASE CONTRACT                Page1 of 1
THIS IS AN [X ] ADDENDUM [ ] COUNTEROFFER to that REAL ESTATE PURCHASE CONTRACT (the "REPC") with an Offer Reference Date of 1-10-2000 including all prior addenda and counteroffers, between The Murdock Group as Buyer, and TDB, LLC as Seller, regarding the Property located at 300 Acres near Fairview . The following terms are hereby incorporated as part of the REPC:

---------------------------------------  ---------------------------------------
(e)   Other; $73,800 to be paid as 49,200 shares of Class A Common Vote
Stock (144).





To the extent the terms of this ADDENDUM modify or conflict with any provisions of the REPC, including all prior addenda and counteroffers, these terms shall control. All other terms of the REPC, including all prior addenda and counteroffers, not modified by this ADDENDUM shall remain the same. [ ] Seller [ ] Buyer shall have until _______ [ ] AM [ ] PM Mountain Time on (Date) to accept the terms of this ADDENDUM in accordance with the provisions of Section 23 of the REPC. Unless so accepted, the offer as set forth in this ADDENDUM shall lapse.

       /s/            1/10/2000 4:30
---------------------------------------    -------------------------------------
[X]Buyer []Seller Signature(Date)(Time)    []Buyer []Seller Signature(Date(Time)

                       ACCEPTANCE COUNTEROFFER REJ ECTION

CHECK ONE:

[ ] ACCEPTANCE: [ ] Seller [ ] Buyer hereby accepts the terms of this ADDENDUM.
[ ] COUNTEROFFER: [ ] Seller [ ] Buyer presents as a counteroffer the terms of attached ADDENDUM NO. ____

--------------------------------------------------------------------------------
(Signature)      (Date) (Time)           (Signature)               (Date) (Time)

[ ] REJECTION: [ ] Seller [ ] Buyer rejects the foregoing ADDENDUM.

--------------------------------------------------------------------------------
(Signature)      (Date) (Time)            (Signature)              (Date) (Time)

THIS FORM APPROVED BY THE UTAH REAL ESTATE COMMISSION AND THE OFFICE OF THE UTAH ATTORNEY GENERAL, EFFECTIVE AUGUST 17, 1998. IT REPLACES AND SUPERCEDES ALL
                   PREVIOUSLY APPROVED VERSIONS OF THIS FORM.